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                                                                    EXHIBIT 10.6


                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT ("Agreement") is effective as of the 13th day of August, 1999, by and between Glenn E. Montgomery, Jr., whose address is 77 Phlox Lane, Keystone Ranch, Dillon, Colorado 80435 ("Pledgor") and Convergent Group Corporation, whose address is 6200 South Syracuse Way, Suite 200, Englewood, Colorado 80111 ("Pledgee").

                                    RECITALS

         A. Pledgee has made a loan to Pledgor in the amount of $2,000,000, which is evidenced by a Promissory Note dated as of the date hereof and payable by Pledgor in favor of Pledgee (the "Note").

         B. As security for the Note, Pledgor and Pledgee have agreed that Pledgor will provide Pledgee certain collateral, as described herein.

         C. Pledgor and Pledgee wish to enter into this Agreement in order to establish the security arrangements contemplated hereby.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the covenants, conditions, and mutual promises set forth below, the parties hereto agree as follows:

1. Defined Terms.

         "Collateral" shall mean the Pledged Stock and any other or additional stock or securities or property described in Section 5, including any other or additional securities and moneys received and held by Pledgee hereunder, together with all proceeds thereof.

         "Common Stock" shall mean shares of $0.001 par value common stock of Convergent Group Corporation.

         "Event of Default" shall mean the occurrence of any one or more of the following: (i) Pledgor applies for or consents to the appointment of a trustee or receiver for all or any part of its properties, (ii) any bankruptcy, reorganization, debt arrangement, dissolution or liquidation proceeding is commenced or consented to by Pledgor; (iii) any application for an appointment of a receiver or a trustee or any proceeding for bankruptcy, reorganization, debt management or liquidation is filed for or commenced against Pledgor and is not withdrawn or dismissed within 30 days thereafter; (iv) Pledgor shall fail to pay any Obligation when due; (v) Pledgor shall by formal legal proceeding or in response to a legal proceeding initiated by Pledgee contest for any reason the validity of any Obligation; (vi) any court shall determine that all or



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any part of the Obligations of Pledgor are invalid or unenforceable; and (vii)
Pledgor commits a breach of this Agreement.

         "Fair Market Value" shall have the meaning given that term in Section 3(c).

         "Obligations" shall mean Pledgor's obligation to make all payments of principal and interest and other amounts with respect to the Note when due to Pledgee, and all other obligations of Pledgor to Pledgee under the Note or hereunder.

         "Pledged Stock" shall mean all of the Common Stock owned by Pledgor together with all other or additional stock or securities described in Section 5 now or hereafter pledged hereunder.

2. Grant of Security Interest. As security for the punctual payment and performance of the Obligations when and as due, Pledgor hereby (a) grants to Pledgee a continuing first priority security interest in all of the Collateral;
(b) pledges and deposits as security with Pledgee the Pledged Stock, and delivers to pledgee certificates therefor, accompanied by stock powers duly executed in blank by Pledgor with signature guarantees or such other instruments of transfer as are acceptable to Pledgee; and (c) assigns, transfers, hypothecates, mortgages, charges and sets over to Pledgee all of Pledgor's right, title and interest in and to such Pledged Stock (and in and to the certificates or instruments evidencing such Stock), to be held by Pledgee, upon the terms and conditions set forth in this Agreement.

3. Character of Obligations. The obligations of Montgomery under the Note shall initially be with full recourse against Montgomery, but may become without recourse against Montgomery in accordance with the terms and conditions of the Note.

4. Voting Absent Event of Default. Unless and until an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast nor any consent, waiver or ratification given nor any action taken which would violate or be inconsistent with any of the terms of this Agreement. All such rights of Pledgor to vote and to give consents, waivers and ratifications shall cease so long as an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.

5. Dividends and Other Distributions. Unless an Event of Default shall have occurred and be continuing, and subject to the restrictions set forth below, all cash dividends payable in respect of the Pledged Stock shall be paid to Pledgor, provided that all cash dividends payable in respect of the Pledged Stock which represent an extraordinary (i.e., a dividend in excess of 10% of the value of the Pledged Stock at the time of the declaration of such dividend) liquidating or other distribution in return of capital shall be paid to Pledgee and retained by it as part of the Collateral. Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:



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         (a) All other or additional stock or securities or property (other than cash) paid or distributed by way of dividend in respect of the Pledged Stock;

         (b) All other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

         (c) All other or additional stock or other securities or property which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

6. Representations and Warranties. Pledgor represents and warrants as follows:

         (a) Pledgor is the sole legal, record and beneficial owner of, and has good and marketable title to, the Collateral free and clear of any lien, security interest, charge, claim, or encumbrance of any third party;

         (b) This Agreement creates a valid first priority security interest in the Collateral;

         (c) Pledgor has full power, authority and legal right to pledge all the Collateral pursuant to this Agreement, and no additional authorization, approval, or other action by Pledgor or any other individual or entity is required in order to grant Pledgee the security interest granted by this Agreement;

         (d) The execution, delivery and performance of this Agreement does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Pledgor is a party or which purports to be binding upon Pledgor or upon any of Pledgor's assets and does not result in the creation or imposition of any lien on any of the assets of Pledgor except as contemplated by this Agreement;

7. Remedies in Case of Event of Default. In case an Event of Default shall have occurred and be continuing, Pledgee shall, to the extent permitted by applicable law, be entitled to exercise all of the rights, powers and remedies vested in it by this Agreement or by law (including, without limitation, the Uniform Commercial Code) in respect of the Collateral, including, without limitation, the following rights, which Pledgor hereby agrees to be commercially reasonable:

         (a) To receive all amounts payable in respect of the collateral or otherwise payable under the first sentence of Section 5 to Pledgor;

         (b) To transfer all or any part of the Pledged Stock into Pledgee's name or the name of its nominee or nominees;



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         (c) To vote all or any part of the Pledged Stock (whether or not transferred into the name of Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (Pledgor hereby irrevocably constituting and appointing Pledgee the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so); and

         (d) At any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee may in good faith deem reasonable under the circumstances. Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after a sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, Pledgee may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Pledgee shall not be liable for failure to collect or realize upon any or all of the collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

8. Remedies Cumulative; Subrogation and Certain Procedures Waived. Each right, power and remedy of Pledgee provided for in this Agreement or now or hereafter existing at law or in equity or by contract or statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement, or now or hereafter existing at law or in equity or by statute or contract or otherwise shall not preclude the simultaneous or later exercise by Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof. Notwithstanding the exercise by Pledgee of any remedies with respect to the Collateral, Pledgor shall not be entitled to be subrogated to any of the rights with respect to any of the Obligations until all Obligations shall have been paid and performed in full. The right of Pledgee to proceed against the collateral pledged hereunder shall not be conditioned or contingent upon the pursuit by Pledgee of any right or remedy against any other person which may become liable to make payment of or perform all or any part of the Obligations or against any other collateral held by Pledgee or any other person therefor.

9. Application of Proceeds. All moneys collected by Pledgee upon any sale or other disposition of the Collateral, together with all other moneys received by Pledgee hereunder, shall be applied to the payment of all costs and expenses incurred by Pledgee in connection with such sale, the delivery of the Collateral or the collection of any such


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moneys (including, without limitation, attorneys' fees and expenses), and the balance of such moneys shall be held by Pledgee and applied by it to satisfy the Obligations. If, after such application, additional Obligations remain unpaid and secured hereby which are not yet matured, Pledgee shall hold such proceeds as security for the payment of such Obligations. If the proceeds of the disposition of the Collateral are insufficient to pay all Obligations, then such proceeds shall be applied to payment of the Obligations in such manner as Pledgee shall elect. Any proceeds remaining after payment and performance in full of the Obligations shall be distributed to Pledgor or the person lawfully entitled thereto.

10. Purchasers of Collateral. Upon any sale of any Collateral by Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

11. Indemnity and Expenses. Pledgor agrees to indemnify and hold harmless Pledgee from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and to reimburse Pledgee for all costs and expenses, including, without limitation, reasonable attorneys' fees and any stamp, document, transfer, recording and other taxes growing out of or resulting from this Agreement or the proper exercise by Pledgee of any right or remedy granted to it hereunder. In no event shall Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement, other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of Pledgor under this Section 11 are unenforceable for any reason, Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

12. Further Assurances. Pledgor agrees that it will join with Pledgee in executing and, at its own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as Pledgee may deem necessary or appropriate in order to perfect and preserve Pledgee's security interest in the Collateral, and hereby authorizes Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to Pledgee such additional conveyances, assignments, agreements and instruments as Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto Pledgee its rights, powers and remedies hereunder. Pledgor covenants and agrees that it will defend Pledgee's right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever. Pledgor covenants and agrees that it



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shall give prompt written notice to Pledgee of any change of his address from that referred to in the first paragraph of this Agreement.

13. Pledgee. Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of Pledgee as holder of the Collateral and with respect to the disposition thereof and otherwise under this Agreement, are only those expressly set forth in this Agreement. Pledgee shall exercise reasonable care in the custody of the Collateral in its possession or control hereunder at any time, but shall be deemed to have exercised reasonable care if such Collateral is accorded treatment substantially equal to that which Pledgee accords its own property or if Pledgee takes such action with respect to such Collateral as Pledgor shall request, but no failure to comply with any such request shall of itself be deemed a failure to exercise reasonable care, nor shall any failure of Pledgee to take steps to reserve rights against any parties with respect to any such Collateral be deemed a failure to exercise reasonable care.

14. Transfer by Pledgor. Pledgor will not sell, assign, pledge or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except pursuant to this Agreement).

15. Pledgor's Obligations Absolute. The obligations of Pledgor under this Agreement shall not be released, suspended, discharged, terminated or otherwise affected by, any waiver, consent, extension, indulgence or other action or inaction under or in respect of any obligations or this Agreement.

16. Private Sale by Pledgee. If at any time when Pledgee shall determine to exercise its right to sell all or any part of the Pledged Stock pursuant to
Section 7, such Pledged stock or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, Pledgee may, in its sole and absolute discretion and to the extent permitted by law, sell such Pledged Stock or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration, provided that at least 10 days' notice of the time and place of any such sale shall be given to Pledgor. Without limiting the generality of the foregoing, in any such event Pledgee, in its sole and absolute discretion may
(i) to the extent permitted by law, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Stock or part thereof shall have been filed under the Securities Act of 1933, (ii) approach and negotiate with a single possible purchaser to effect such sale, and (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Stock or part thereof. In the event of any such sale, Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Stock at a price which Pledgee, in its sole and discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a



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substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

17. Termination; Complete Release. When all obligations have been paid and performed in full, this Agreement shall terminate, and Pledgee, at the request and expense of Pledgor, will execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by Pledgee hereunder.

18. Pledgee May Perform. If Pledgor fails to perform any obligation contained in this Agreement, Pledgee may itself perform, or cause performance of, such obligation, and the expenses incurred by Pledgee in connection therewith shall be payable to Pledgee by Pledgor upon demand by Pledgee.

19. Assignment. Neither party shall assign any of its rights or delegate any of its duties hereunder without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, and any assignment or delegation made without such consent shall be void.

20. Amendments. No modification of or amendment to this Agreement shall be valid and binding unless in writing and signed by both parties.

21. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to the conflicts of laws principles of such State.

22. Waiver. Failure by either party in any one or more instances to insist upon strict performance of any of the terms and conditions of this Agreement or to exercise any right herein conferred shall not be construed as a waiver or relinquishment of that right or of the right to assert or rely upon the terms of this Agreement.

23. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

24. Authority. Each party warrants that it has the full power and authority to enter into and perform under this Agreement and to make all representations, warranties, and grants set forth herein.

25. Notices. All notices or other communications which are required to be given or may be given to the parties pursuant to the terms of this Agreement shall be sufficient in all respects if given in writing and delivered personally, sent by nationally-recognized, overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties addressed as set forth in the first paragraph of this



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Agreement. All such notices and other communications shall be deemed to have been given and received (A) in the case of personal delivery, on the date of such delivery, and (B) in the case of delivery by nationally-recognized, overnight courier, and in the case of mailing, on the delivery or refusal date as indicated on the return receipt. Either party may change his or its address for such notices or communications by giving notice thereof to the other party in conformity with this Section 25.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first written above.

                                    PLEDGOR:


                                    /s/ GLENN E. MONTGOMERY, JR.
                                    ----------------------------------------
                                    Glenn E. Montgomery, Jr.


                                    PLEDGEE:

                                    Convergent Group Corporation,
                                    a Delaware corporation


                                    By: /s/ SCOTT M. SCHLEY
                                       -------------------------------------
                                    Name:  Scott M. Schley
                                    Title: Chief Financial Officer

DENVER:0934750.02


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